Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2305

Global Dividend Sustainability Portfolio-2023-3

International Dividend Sustainability Portfolio-2023-3

(each a “Portfolio” and together the “Portfolios”)

Supplement to the Prospectuses

Effective October 4, 2023, Novartis AG (“Novartis”) (ticker: NVS) and Sandoz Group AG (“Sandoz”) (ticker: SDZ) have separated into two publicly traded companies (the “Spin-Off”). As holders of American Depositary Receipts (“ADRs”) representing Novartis common stock (“Novartis ADRs"), each Portfolio will receive 1 ADR representing common stock of Sandoz (“Sandoz ADRs”) for every 5 Novartis ADRs that it held as of the October 3, 2023 record date. Each Portfolio will continue to hold and purchase Novartis ADRs and Sandoz ADRs.

Supplement Dated: October 4, 2023